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                                                                   EXHIBIT 10.54


                                 LEASE AGREEMENT


                   THIS LEASE AGREEMENT, made this 20th day of November, 1994, by and between Charles J. Van Heel (hereinafter referred to as "Lessor") and Ultra Pac, Inc. (hereinafter referred to as the "Lessee"). In consideration of the rents and covenants herein contained, Lessor hereby leases and lets to Lessee, and Lessee hereby rents and takes from Lessor, the following premises hereinafter described, upon the terms and conditions hereinafter set forth.

                   1. THE LEASE PROPERTY. Lessor hereby leases to Lessee for the term hereinafter specified 64,900 square feet of space (hereinafter referred to as the "Premises"), in an office and warehouse building located at 22101 Industrial Blvd., Rogers, Minnesota (hereinafter referred to as the "Property"), more particularly described as follows:

                            (a)      3,800 square feet of office area;

                            (b)      61,100 square feet of warehouse space, said
space being measured from outside of the outside walls, to the center of the partition walls, and governed by the floor plan and allowances attached hereto as Exhibit A and made a part hereof.

                   2. TERM OF THE LEASE. The term of this Lease shall be for 15 years commencing on the 1st day of February, 1995.

                   3. RENT. Lessee shall pay to the Lessor as rent for the Premises during the first (1) year of the term of this Lease the sum of Three Hundred One Thousand One Hundred Thirty Six and No/100-Dollars ($301,136.00) per (hereinafter referred to as the "Initial Annual Rent"), payable in twelve (12) monthly installments of Twenty Five Thousand Ninety Four and 67/100-Dollars ($25,094.67) on the first day of each and every month, in advance, with proration of the first and last month's rent in the event of commencement other than the first day of the month. There shall be paid by the Lessee to the Lessor upon signing of this Lease two (2) months rent, which sum shall represent the first month's rent and a security deposit equal to one month's rent.

* Included in rental amount is $3.59 base rent, $.99 tax allowance, and $.06 insurance allowance.




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                   4. OPTION TO RENEW. Lessee shall have the option to renew
this Lease for an additional three (3) years by giving Lessor at least ninety
(90) days written notice prior to the expiration of the original term of this lease, Lessee shall notify Lessor of Lessee intention not to renew this lease, provided, however, that if at the date of expiration of the original term of this lease, Lessee is in default in the performance of any of the terms and covenants of this lease, the Lessor may, at its option, terminate this lease.

                   5. COST OF LIVING INCREASE. Subject to Section 32 hereof, beginning on February 1, 1996, the rent (not including the portion attribut able to taxes and insurance) shall be adjusted annually on February 1st of each year in proportion to the changes in the Consumer Price Index (CPI) published by the Bureau of Labor Statistics, based upon changes in the CPI for over the past calendar year (twelve months) between the date of initial occupancy (2-1-95) and the years of the Lease as set forth above. At the end of the 1995 year of occupancy thereafter, based upon the renewal options, if any contained herein, a similar adjustment in the then current rent shall be made by comparing the CPI at the beginning of each renewal year with the CPI at the beginning of the first year of occupancy. Such adjusted rentals shall be payable in twelve (12) equal monthly installments during the year hereof, and each renewal year thereafter. The adjustment, if any, shall be calculated upon the basis of the U.S. Consumer Price Index for urban consumers, St. Paul - Minneapolis area ("Index") issued by the Bureau of Labor Statistics of the U.S. Department of Labor ("Bureau"), (1967 = 100). The Index for said subgroup published as of the month prior to the commencement date shall be considered the "Base". The monthly Base Rental for each year shall be adjusted by the percentage increase, if any, in the index, as of the month prior to the month of commencement over the Base; provided, however, that in no event shall the monthly Base Rental be less than the amount specified in this Lease not withstanding the fact that the Index may, as of some adjustment date, be less than the Base. When the monthly Base Rental for the year is determined, Lessor shall give Lessee written notice to the effect indicating how the new monthly Base Rental figure was computed. If at any rental adjustment date, there shall not exist the Index in the same format as recited in this Section, the parties shall substitute any official index published by the Bureau of Labor Statistics, or successor or similar governmental agency, as may then be in existence and shall be most nearly equivalent thereto. If the parties shall be unable to agree upon a successor index, the parties shall refer the choice of a successor index to arbitration in accordance with the rules of the American Arbitration Association. The CPI increase shall commence on February 1, 1996, and shall not exceed six (6) percent in any one year.



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                   6. USE. It is agreed that Lessee shall have the right to
occupy and use the Premises for plastic product manufacturing and warehousing and related operations and other lawful purposes, subject to all Federal, State or local regulations governing the use of said Premises. Any change or alteration of the Premises caused by the Lessee's desired use (code compliance, etc.) shall be made by Lessor at Lessee's expense.

                   7. REAL ESTATE TAXES AND INSURANCE PREMIUMS. As a part of the Rent due under the Lease, Lessee shall pay, in addition to the base rental due under Paragraph 3, its proportionate share of any increase in the real estate taxes and insurance premiums (in excess of $.99 per foot for taxes and $.06 per foot for insurance) on the property on the first day of each month. For the purpose of this Paragraph, Lessee shall be deemed to occupy 100% of the property. Lessee shall pay in monthly installments that 100% of the real estate taxes and insurance premiums on the property. Lessor shall notify Lessee of the amounts of said monthly real estate tax and insurance payments and shall make any necessary adjustments to reflect the increase or decrease in the amount of said real estate taxes or insurance premiums or any estimates thereof.

                   8. SECURITY DEPOSIT. On October 1, 1994, Lessee shall pay to Lessor, the sum equivalent to one (1) monthly installment of the Initial Annual Rent, as a security deposit. Upon the occurrence of any default by Lessee, Lessor may, from time to time, without notice or prejudice to any other remedy, use the said security deposit to the extent necessary to make good any arrears of rent or any other damage, injury, expense or liability caused to Lessor by such default or misuse. Any remaining balance of such security deposit shall be returned to Lessee upon satisfactory compliance with the terms herein, inspection and acceptance by Lessor for the vacated premises.

                   9. STRUCTURAL MAINTENANCE. The Lessor shall, at its own expense, keep in good order, safe condition and repair, the structural parts of the building in which the Premises are located, including the outer walls, roof, floor, foundation, and interior support columns except that the Lessor shall not be responsible for repairs that are caused by the fault or negligence of the Lessee, its employees or invitees.

                   10. INTERIOR MAINTENANCE. Lessee shall be wholly responsible for the interior maintenance and repair of the Premises, including


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entrance doors, overhead garage doors, heating, plumbing, electrical and mechanical fixtures and equipment (except as such items may be covered by manufacturer warranties), and to keep the Premises in as good of a condition as when turned over to it, reasonable wear and tear and damage by fire and the elements excepted; and will keep the premises in an orderly, clean and sanitary condition; will neither do nor permit to be done therein anything which is in violation of the terms of insurance policies on the Building or in violation of the laws or ordinances applicable thereto; will neither commit nor suffer waste on said Premises; and will pay for the replace ment of all glass broken and expendables; and is responsible for snow removal from sidewalks and stairways directly adjoining the leased Premises.

                   11. EXTERIOR MAINTENANCE AND SERVICES. The Lessor shall contract for, and Lessee shall pay his prorata share of all electricity (security lighting), city water, sewer, landscape care, snow removal, window washing, parking lot maintenance, and all other exterior maintenance required during the term of this lease or any extension thereof. Said amounts shall be calculated as set forth in Paragraph 7 hereof and shall be considered additional rent due hereunder payable on the first day of each month.

                   All services which are the responsibility of the Lessor shall be provided as shall be reasonably necessary to the comfortable use and occupancy of the Premises during business hours except Sundays and holidays, upon the condition that Lessor shall not be liable for damages for failure to provide services due to causes reasonably beyond its control.

                   12. UTILITIES. The Lessee shall pay for all utilities, including gas, electricity, city water, telephone and any other utility service used therein during the term of this lease.

                   13. PARKING. Parking areas shall be available to Lessee, its employees and business invitees, as well as to other tenants and customers of the Buildings. The use of such facilities shall be subject to the reasonable rules and regulations as the Lessor may promulgate uniformly for all Lessor's tenants in the Buildings. Lessee agrees that it will not cause more than one hundred eighteen (118) parking spaces to be occupied at any one time, and will not use or permit the use by its employees of the parking areas for the overnight storage of automobiles or other vehicles.


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                   The Lessee agrees not to leave or store any materials or
trash on the grounds or parking areas, and not to litter the grounds and parking areas.

                   14. INSURANCE. Lessor shall maintain fire, windstorm and extended coverage insurance on the Buildings (Lessees' obligations to pay Lessor for said insurance costs are contained in paragraph 7 above). Lessee, its agents or employees shall not be liable to Lessor or any other person by right of subrogation or otherwise for any damage to all or any part of the demised Premises or all or any part of the Buildings of which the demised Premises are a part, or any property therein, arising out of fire, windstorm or extended coverage perils, unless such damage is due to the act of neglect of Lessee, its agents or employees.

                   Lessor will require each of its other tenants in the Buildings to carry adequate public liability insurance and insurance against casualty loss to its own contents and property. Neither the Lessor nor the Lessee shall be liable to the other for damages arising out of the damage to or destruction of the other's contents, from causes covered by fire and extended coverage insurance, whether or not such damage or destruction be the result of their agents, servants or employees.

                   Lessee will maintain in full force and effect during the term of this lease and any extension hereof, a policy of public liability insurance, under which Lessor and Lessee are named as insureds, against claims for personal injury, death or property damages arising on or about the Premises and arising out of ownership, maintenance, use of occupancy thereof; said insurance is to afford protection to the limit of not less than One Million Dollars ($1,000,000.00) for injury or death to any one person, Three Million Dollars ($3,000,000.00) for any one accident and One Million Dollars ($1,000,000.00) for property damage. All policies of insurance shall provide that the proceeds thereof be payable to Lessee and Lessor as their respective interests may appear. Lessee agrees to deliver to Lessor, prior to occupancy, a Certificate of Insurance, naming Lessor as additional insured; such policy shall require ten
(10) day's written notice to the Lessor before cancellation can be effected.

                   In the event Lessee's use of Premises or contents kept on the Premises or refusal to follow directions from the Fire Inspection Bureau, or general house keeping, cause the fire and extended coverage insurance premiums for the Building to increase, then Lessee agrees to pay such additional premium to the Lessor when same is due.


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                   15. IMPAIRMENT OF USE. In the event the Premises shall be
untenantable or unfit for occupancy in whole or in part by the total or partial destruc tion of the Building by fire or other casualty, and the Lessor shall fail or refuse within thirty (30) days thereafter to agree in writing to restore the same within ninety (90) days, this Lease may be terminated by either Lessor or Lessee by notice in writing; in the event this Lease shall be terminated by either party hereto for said reason, Lessee's obligations to pay rent shall be deemed to have ceased as of the date the Premises were rendered untenantable or unfit for occupancy; and in the event the Lessor shall agree in writing to restore the Premises within said time, or Lessee continues to occupy the Premises in whole or in part, the rent to be paid hereunder shall be reduced pending such restoration, and shall be abated in an amount equal to the percentage of space loss suffered by Lessee by virtue of the impairment of said Premises. The extent of abatement of rent due or percentage thereof shall be determined by the actual space used, or local building occupancy officials.

                   16. ASSIGNMENT. The Lessee shall not assign this Lease, and will not sublet any part of said Premises without the consent in writing of the Lessor, which consent will not be unreasonably withheld, provided, however, that such consent to assignment by Lessor shall not operate to release the assigning party of any obligation or liability arising under the terms of this Lease, unless Lessor shall specifically agree in writing that such proposed assignment shall so release the Lessee. This Lease and the deposits hereunder shall be assignable by Lessor, provided, however, that in such event the assignment shall be disclosed to Lessee and the assignee shall assume all of Lessor's obligations hereunder.

                   17. CLAIMS BY LESSEE. The Lessee shall make no claim against Lessor for any loss of or damage to Lessee's Premises caused by theft, burglary, water, gas or other means, provided that the Lessor has taken reasonable precautions against such loss or damage.

                   18. FIXTURES AND EQUIENT. Whether owned by Lessor at the commencement of the term of this Lease subsequently purchased by Lessor, or purchased by Lessee, all fixtures and equipment considered necessary to the general operation and maintenance of the Property shall be the property of the Lessor, except that any leasehold improvements provided by Lessee at its own expense shall remain the property of the Lessee and be removed by the Lessee prior to the termination of this Lease. The Lessee does agree that no such property shall be removed from said Premises without the consent in writing of the Lessor while any installments of rent are past due, and during any other default in the conditions hereof.


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                   19. DEFAULT AND REMEDIES. If at any time during the term of this Lease: (a) Lessee shall vacate said Premises or shall default in the payment of rent or in the observance or performance of any other covenants or provisions of this Lease, and such default continues for ten (10) days after notice of such default from Lessor (excepting, however, any such default which cannot be cured within said ten (10) days in which lessee shall in good faith and with due diligence be proceeding to cure); or (b) Lessee shall make an assignment for the benefit of creditors; or (c) a voluntary or involuntary petition is filed by or against Lessee for the purpose of adjudication of Lessee in bankruptcy or for the extension of time payment, composi tion, arrangement, adjustment, modification, settlement or satisfaction of the liabili ties of Lessee, or for the reorganization of Lessee under the Bankruptcy Act or any future law having the same general purpose; or a receiver is appointed for Lessee, the occurrence of such events shall be a breach of this Lease.

                   Lessor, at its option, in addition to any of the other remedies available to it, is authorized to re-enter said Premises to eject the Lessee and to take full possession of said Premises, to terminate this Lease at its option, and to lease said Premises as it shall deem best in an effort to mitigate damages and costs to Lessor hereunder, to remove from said Premises all personal property of the Lessee, and to store the same to the account and at the expense and risk of the Lessee, and to sell said property or any part thereof, and out of the proceeds, to pay all expenses of so removing, storing and selling the same, and all sums which shall then be in arrears or past due for rent; and that no such act or acts of the Lessor shall be construed as cancellation of this lease or waiver of the right of the Lessor to collect rent hereunder (less any rental received from any other party) for the remainder of said term except said exercise of their option to terminate the same, and that in case the Lessor shall determine that any action or proceeding at law or otherwise is necessary to enforce the terms and conditions hereof, the Lessee agrees that a reasonable attorney's fee and the necessary costs and disbursements thereof may be allowed and taxed against it.

                   20. ALTERATIONS. The Lessee will not make any alterations to the leased Premises without the written consent of the Lessor, such consent not to be unreasonably withheld. If the Lessee shall desire to make any alterations, an accurate description shall first be submitted to and approved by Lessor, and shall be done by the Lessee, at its own expense. Lessee agrees that all such work shall be done in good, workmanlike manner and in conformance with applicable building codes, that the structural integrity of the Building shall not be impaired, and that no


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liens shall attach to the Premises by reason thereof. Unless the Lessor shall elect that all or any part of such alterations shall remain, the Premises shall be restored to its original condition by the Lessee before the expiration of the Lease at its own expense. Failure to remove fixtures and equipment owned by the Lessee upon expiration of this Lease and surrender of the Premises shall constitute abandonment to the Lessor who may remove said fixtures and equipment, and restore the Premises at Lessee's expense.

                   Any such alterations shall become the property of the Lessor as soon as they are affixed to the Premises and all right, title and interest therein of the Lessee shall immediately cease unless otherwise agreed in writing.

                   21. ATTACHMENTS. Lessee agrees that no spikes, hooks, nails, screws or tacks will be driven into the walls or woodwork of the leased Premises, and nothing will be attached to such walls or woodwork of the leased Premises except by consent of the Lessee, provided, however, that the Lessee may hang mirrors, pictures and decorations with discretion.

                   22. CONDEMNATION. In the event that the whole of the Premises shall be condemned or taken in any manner, this Lease shall cease and terminate as of the date of vesting of title. In the event that only a part of the Premises shall be so condemned or taken, then effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated to the extent the Premises are affected by said taking and this Lease shall continue as to the part not taken. If substantial structural alteration or reconstruction of the Building, shall, in the opinion of the Lessor, be necessary as a result of such condemnation or taking (whether or not the Premises be affected), the Lessor may, at its option, terminate this Lease at the time of such vesting of title by notifying the Lessee in writing of such termination. If Lessor does not elect to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, as hereinbefore provided. Lessor may, at its expense, restore with reasonable diligence the remaining structural portions of the Premises as nearly as practicable to the same condition as they were prior to such condemnation or taking.

                   23. SIGNS. The Lessee shall have the right, at its own risk and expense, to place identifying signs on the exterior walls of the Building next to any doors leading directly into the Premises, in a manner to conform with the Lessor's building standards and all applicable zoning laws. Lessee agrees to maintain its


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signs in good repair, to remove it at the end of the term or any extended term, repairing any damages caused by such removal, and to hold Lessor harmless from any loss, cost or damages resulting from the erection, existence, maintenance or removal of Lessee's signs. The Lessor reserves the right to approve all signs and to remove all unapproved signs at the expense of the Lessee.

                   24. ACCESS. No additional locks will be placed on any of the doors in said Building unless Lessor receives an access key to such locks, and that Lessor shall have the right to enter the Premises for purposes of repair or emergency inspection.

                   25. DISPLAY. Lessor shall have the right to enter the Premises during the three (3) months prior to the termination of this Lease to display the space to prospective tenants, and to place on doors and windows appropriate notice that the Premises are for rent.

                   26. MORTGAGES. It is mutually agreed that this Lease shall be subordinate to any and all mortgages now and hereinafter placed on the Property by the Lessor and Lessee hereby agrees to comply with all terms and conditions of said Mortgage with respect to the use and occupancy of the Premises. Further, Lessee agrees to attorn to and recognize Lessor's mortgagee or any purchaser or transferee who acquires title to the property pursuant to foreclosure of a mortgage or any proceeding in lieu thereof and the successors and assigns of such purchaser as its Lessor for the unexpired balance of (any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth in the Lease.

                   27. NOTICES. All notices, consents, demands and requests which may be or are required to be given by either party to the other shall be in writing, and shall be sent by Registered or Certified Mail with return receipt re quested, addressed as follows:

                   If to Lessor:                   Charles J. Van Heel
                                                   20600 County Road 81
                                                   Rogers, MN  55374

                   If to Lessee:                   Ultra Pac, Inc.
                                                   21925 Industrial Blvd.
                                                   Rogers, MN  55374
                                                   Telephone:  (612) 428-8340




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                   The date shown on the return receipt is the date of which
said Registered or Certified Mail is received by the addressee shall be conclusively deemed to be the date on which a notice, consent, demand or other request is given or made. The above address of a party may be changed from time to time by notice given by said party to the other party in the manner provided.

                   28. SEVERABILITY CLAUSE. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                   29. LATE PAYMENT. In the event of late payment of any rental installment, the Lessee shall pay a late charge in an amount equal to four percent (4%) of any installment received more than five (5) days after its due date.

                   30. ACKNOWLEDGMENT OF NOTICE. Lessee has been notified and hereby acknowledges receipt of one (1) copy of this Lease and has been given proper notice as to the name and address of the owner and/or agent empowered "to accept service of process and receive and give receipt for notices and demands".

                   31. ENTIRE AGREEMENT. This Agreement, together with the exhibits attached hereto, constitute the entire Agreement between Lessor and Lessee with respect to the subject matter hereof and there are no collateral agreements, either oral or written. It is further agreed that no change or modification of the terms of this Agreement shall be binding upon either party hereto unless such change or modification be in writing and signed by the party to be charged.

                   32.      MISCELLANEOUS.

                   32.1     See Exhibit "A" - Building plan

                   32.2 See Exhibit "A-1" attached - To be identified as Rogers Plastic Center, Lot 2

                   32.3 See Exhibit "A-2" -- Easements -- Ingress and Egress (Subject to change after construction)


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                   32.4   See Exhibit "A" -- Specifications and Allowances

                   32.5 See Addendum to Lease dated October 1, 1994, Item 32 - Rent review; Item 33 - Completion of Premises; Item
                          34 Right - of First Refusal

                   32.6   Purchase Option

WITNESS:                                      LESSOR:
                                              Charles J. Van Heel

    /s/  Buffie White                         By:    /s/ Charles J. VanHeel
---------------------------------                -------------------------------
Buffie White                                             Charles J. Van Heel
(notary seal)
                                              LESSEE:
                                              Ultra Pac, Inc.


                                              By:   /s/ Brad Yopp
                                                 -------------------------------
                                                        Brad Yopp
                                              Its:  Chief Financial Officer



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                                ADDENDUM TO LEASE
                              DATED OCTOBER 1, 1994
                           22201 INDUSTRIAL BOULEVARD
                                ROGERS, MN 55374


                   33. RENT REVIEW. For the rental year commencing February 1, 2002, the rent shall be the lesser of: (i) the rent as calculated with appropriate CPI increases as set forth in Section 5 of the Lease; or (ii) the Fair Market Rental for the Premises as herein defined; provided, however, that such rent shall in no case be less than Two Hundred Sixty Eight Thousand Thirty Seven and NO/100 Dollars ($268,037.00) per year plus $.99 per square foot for taxes and $.06 per square foot for insurance.

                   Fair Market Rental for the Premises means the actual rent paid in the marketplace for similar property for a five-year lease term in the Rogers, Minnesota vicinity as determined by experts in the real estate industry. The Fair Market Rental shall be determined by an expert appointed by, and at the expense of, the Lessor and given to the Lessee on or before November 1, 2001. If Lessee does not accept the Landlord's expert's estimation of the Fair Market Rental, it shall, within thirty (30) days of receiving the figure from Lessor, appoint, at its expense, an expert to determine Fair Market Rental. If the Fair Market Rental as determined by Lessee's expert is equal or greater than the Fair Market Rental determined by the Lessor's expert, the Fair Market Rental shall be the value as determined by the Lessor's expert. If Lessee's expert determines the Fair Market Rental to be less than the Lessor's expert, the Lessor and Lessee shall negotiate the Fair Market Rental. If they are unable to agree by January 1, 2002, the Lessor's expert and the Lessee's expert shall appoint a third expert and the matter will be settled by arbitration in Minneapo lis, Minnesota. The costs of arbitration (other than the cost of each of their respec tive experts, for which they shall be solely responsible) will be split equally by the Lessor and Lessee unless the arbitrators determine that one of the parties acted unreasonably or should otherwise pay more than one-half the cost of arbitration.

                   The rental for the eighth through fifteenth years of the Lease term shall be adjusted by a CPI change pursuant to Section 5 of the Lease from the rent established for the eighth year as determined above.

                   34. COMPLETION OF PREMISES. The construction of the Premises will be substantially completed and available for Lessee's partial occupancy



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on or before February 1, 1995. The Premises will be constructed in accordance with the specifications set forth in Exhibit A attached hereto. The existing building included in the Premises shall be watertight and fully remodeled in accordance with Tenant's specifications.

                   35. RIGHT OF FIRST REFUSAL. If, at any time during the term of the Lease, Lessor desires to sell or otherwise convey all or any part of the Pre mises and receives a bona fide offer (the "Offer") which Lessor is willing to accept from a person or entity ready, willing and able to purchase all or any part of the Property, Lessor shall immediately give notice of the Offer to Lessee (the "Notifica tion"), including the name and address of the offeror and a copy of the agreement evidencing the Offer. Lessee shall have twenty (20) days after receipt of the Notifi cation in which to exercise its right of first refusal to purchase the portion of the Property stated in the Offer on the terms specified in the Offer (the "Exercise Period"). Lessor may transfer the Property to entities controlled and majority owned by him free of this first refusal right; provided, however, that this right will survive any such transfer.

                   If Lessee does not exercise this right to purchase by giving Lessor written notice thereof within the Exercise Period, Lessor may thereafter accept the Offer and complete the sale to the offeror in accordance with the Offer. If the terms of the Offer are thereafter materially changed or if the sale to the offeror is not completed as specified in the Offer, then the right of first refusal given hereby to Lessee shall be revived, the revised Offer shall be again submitted to Lessee for the Exercise Period, and Lessee shall again have the right to purchase such portion of the Premises on the terms of the revised Offer.



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                               AMENDMENT TO LEASE


                   This Amendment is made and entered into as of November 2, 1994, by and between Charles J. Van Heel ("Lessor") and Ultra Pac, Inc., ("Lessee").

                                R E C I T A L S:

(R1) On November 2, 1994, Lessor and Lessee entered into a certain lease (the "Lease") for 64,900 square feet of space in certain premises commonly known as 22101 Industrial Boulevard, Rogers, Minnesota (the "Premises"). The parties hereby desire to amend the terms of the Lease.

                   NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Lessor and Lessee agree as follows:

                   1. PURCHASE OPTION. Lessee shall have the option to purchase the Premises during years three (3) through fifteen (15) of the lease term (the "Purchase Option"). The parties hereby agree that if Lessee exercises this Purchase Option, the purchase price for the Premises shall be One Million Seven Hundred Forty Five Thousand and no/100 ($1,745,000.00) Dollars payable in cash or certified funds. To exercise the option, Lessee shall notify Lessor in writing of its intent to exercise the option to purchase. The closing date must occur prior to the end of the fifteenth (15th) year of the lease term. Lessor shall convey the premises at closing to Lessee free and clear of all encumbrances except those caused by Lessee and except any unpaid special assessments for improvements after the date of this Amendment. Subject to
Section 34 of the Lease, this option does not prevent Lessor from selling or exchanging the Premises with a third party provided, that Lessor's successors shall be bound by the terms of this Purchase Option.

                   2. RATIFICATION. Except as specifically amended hereby, the Lease is fully ratified and affirmed by Lessor and Lessee.

                   IN WITNESS WHEREOF, the parties have executed this Amendment as of the above date.

                                              LESSOR:


                                              /s/ Charles J. Van Heel
                                              ----------------------------------
                                                  Charles J. Van Heel



                                              LESSEE:

                                              Ultra Pac, Inc.


                                                 /s/ Brad Yopp
                                              ----------------------------------
                                              Its:  Chief Financial Officer

                                 LEASE AGREEMENT


                   THIS LEASE AGREEMENT, made this 1st day of May, 1993, by and between Charles J. Van Heel (herein after referred to as "Lessor") and Ultra Pac, Inc. (hereinafter referred to as the "Lessee"). In consideration of the rents and covenants herein contained, Lessor hereby leases and lets to Lessee, and Lessee hereby rents and takes from Lessor, the following premises hereinafter described, upon the terms and conditions hereinafter set forth.

                   1. THE LEASE PROPERTY: Lessor hereby leases to Lessee for the term hereinafter specified 58,480 square feet of space (hereinafter referred to as the "Premises"), in an office and warehouse building located at 21925 Industrial Blvd., Rogers, MN 55374 (hereinafter referred to as "Property"), more particularly described as follows:

                           (a) 3,200 square feet of office area; and

                           (b) 55,280 square feet of warehouse space, said space
being measured from outside of the outside walls, to the center of the partition walls, and governed by the floor plan and allowances attached hereto as Exhibit A and made a part hereof.

                   2. TERM OF THE LEASE. The term of this Lease shall be for 8 years 7 months commencing on the 1st day of June, 1993.

                   3. RENT. Lessee shall pay to the Lessor as rent for the Premises during the first 1 (one) years of the term of this Lease the sum of Two Hundred Fifty Six Thousand One Hundred Thirty Seven and 76/100 Dollars ($256,137.76) per year (hereinafter referred to as the "Initial Annual Rent"), payable in twelve (12) equal monthly installments of Twenty One Thousand Three Hundred Forty Four and 81/100 Dollars ($21,344.81) on the first day of each and every month, in advance.

                   4. OPTION TO RENEW. Lessee shall have the option to renew this Lease for an additional three (3) years by giving Lessor at least ninety
(180) days' written notice prior to the expiration of the original term of this lease, Lessee shall notify Lessor of Lessee intention not to renew this lease, provided, however, that if at the date of expiration of the original term of this lease, Lessee is in default in the performance of any of the terms and covenants of this lease, the Lessor may, at its option, terminate this lease.

                   5. COST OF LIVING INCREASE. Subject to Section 32 hereof beginning on January 1, 1994 the Rent (not including the portion attributable to taxes and insurance) shall be adjusted annually on January 1st of each year in proportion to the changes in the Consumer Price Index (CPI) published by the Bureau of Labor Statistics, based upon changes in the CPI for over the past calendar year (twelve (12) months) between the date of initial occupancy (2-1-92) and the years of the Lease as set forth above. At the end of the 1992 year of occupancy thereafter, based upon the renewal options, if any, contained herein, a similar adjustment in the then current rent shall be made by comparing the CPI at the beginning of each renewal year with the CPI at the beginning of the first year of occupancy. Such adjusted rentals shall be payable in twelve
(12) equal monthly installments during the year hereof, and each renewal year thereafter. The adjustment, if any, shall be calculated upon the basis of the U.S. Consumer Price Index for urban consumers, St. Paul - Minneapolis area ("Index"), issued by the Bureau of Labor Statistics of the U.S. Department of Labor ("Bureau"), (1967 = 100). The Index for said subgroup published as of the month prior to the commencement date shall be considered the "Base". The monthly Base Rental for the year shall be adjusted by the percentage increase, if any, in the index as of the month prior to the month of commencement over the Base; provided, however, that in no event shall the monthly Base Rental be less than the amount specified in this Lease not withstanding the fact that the Index may, as of some adjustment date, be less than the Base. When the monthly Base Rental for the year is determined, Lessor shall give Lessee written notice to that effect indicating how the new monthly Base Rental figure was computed. If at any rental adjustment date, there shall not exist the Index in the same format as recited in this Section, the parties shall substitute any official index published by the Bureau of Labor Statistics, or successor or similar governmental agency, as may then be in existence and shall be most nearly equivalent thereto. If the parties shall be unable to agree upon a successsor index, the parties shall refer the choice of a successor index to arbitration in accordance with the rules of the American Arbitration Association. The CPI increased shall commence on January 1, 1994 and shall not exceed six (6) percent in any one year.

                   6. USE. It is agreed that Lessee shall have the right to occupy and use the Premises for plastic product manufacturing and warehousing and other lawful purposes, subject to all Federal, State or local regulations governing the use of said Premises. Any change or alteration of the Premises caused by the Lessee's desired use (code compliance, etc.) shall be made by Lessor at Lessee's expense.

                   7. REAL ESTATE TAXES AND INSURANCE PREMIUMS. As a part of the Rent due under this Lease, Lessee shall pay, in addition to the rental due under Paragraph 3, its proportionate share of any increase in the real estate taxes and insurance premiums (in excess of $.75 per foot for taxes and $.09 per foot for insurance) on the property on the first day of each month. For the purposes of this Paragraph, Lessee shall be deemed to occupy 100% of the property. Lessee shall pay in monthly installments that 100% of any increase in the real estate taxes and insurance premiums on the property. Lessor shall notify Lessee of the amounts of said monthly real estate tax and insurance payments and shall make any necessary adjustments to reflect the increase or decrease in the amount of said real estate taxes or insurance premiums or any estimates thereof.

                   8. SECURITY DEPOSIT. On December 1, 1991 Lessee paid to Lessor, the sum equivalent to one (1) monthly installment of the Initial Annual Rent, as a security deposit. Upon the occurrence of any default by Lessee, Lessor may, from time to time, without notice or prejudice to any other remedy, use the said security deposit to the extent necessary to make good any arrears of rent or any other damage, injury, expense or liability caused to Lessor by such default or misuse. Any remaining balance of such security deposit shall be returned to Lessee upon satisfactory compliance with the terms herein, inspection and acceptance by Lessor of the vacated Premises.

                   9. STRUCTURAL MAINTENANCE. The Lessor shall, at its own expense, keep in good order, safe condition and repair, the structural parts of the building in which the Premises are located, including the outer walls, roof, floor, foundation, and interior support columns, except that the Lessor shall not be responsible for repairs that are caused by the fault or negligence of the Lessee, its employees or invitees.

                   10. INTERIOR MAINTENANCE. Lessee shall be wholly responsible for the interior maintenance and repair of the Premises, including entrance doors, overhead garage doors, heating, plumbing, electrical and mechanical fixtures and equipment (except as such items may be covered by manufacturer warranties), and to keep the Premises in as good of a condition as when turned over to it, reasonable wear and tear and damage by fire and the elements excepted; and will keep the premises in an orderly, clean and sanitary condition; will neither do nor permit to be done therein anything which is in violation of the terms of insurance policies on the building or in violation of the laws or ordinances applicable thereto; will neither commit nor suffer waste on said Premises; and will pay for the replacement of all glass broken and expendables; and is responsible for snow removal from sidewalks and stairways directly adjoining the leased Premises.

                   11. EXTERIOR MAINTENANCE AND SERVICES. the Lessor shall contract for, and Lessee shall pay his pro rata share of all electricity (security lighting), city water, sewer, landscape care, snow removal, window washing, parking lot maintenance, and all other exterior maintenance required during the term of this lease or any extension thereof. Said amounts shall be calculated as set forth in Paragraph 7 hereof and shall be considered additional rent due hereunder payable on the first day of each month.

                   All services which are the responsibility of the Lessor shall be provided as shall be reasonably necessary to the comfortable use and occupancy of the Premises during business hours except Sundays and holidays, upon the condition that Lessor shall not be liable for damages for failure to provide services due to causes reasonably beyond its control.

                   12. UTILITIES. The Lessee shall pay for all utilities, including gas, electricity, city water, telephone and any other utility service used therein during the term of this lease.

                   13. PARKING. Parking areas shall be available to Lessee, its employees and business invitees, as well as to other tenants and customers of the Buildings. The use of such facilities shall be subject to the reasonable rules and regulations as the Lessor may promulgate uniformly for all Lessor's tenants in the Buildings. Lessee agrees that it will not cause more than seventy four (74) parking spaces to be occupied at any one time, and will not use or permit the use by its employees of the parking spaces for the overnight storage of automobiles or other vehicles.

                   The Lessee agrees not to leave or store any materials or trash on the grounds or parking areas, and not to litter the grounds and parking areas.

                   14. INSURANCE. Lessor shall maintain fire, windstorm and extended coverage insurance on the Buildings. Lessee, its agents or employees shall not be liable to Lessor or any other person by right of subrogation or otherwise for any damage to all or any part of the demised Premises or all or any part of the buildings of which the demised Premises are a part, or any property therein, arising out of fire, windstorm or extended coverage perils, unless such damage is due to the act of neglect of Lessee, its agents or employees.

                   Lessor will require each of its other tenants in the Buildings to carry adequate public liability insurance and insurance against casualty loss to its own contents and property. Neither the Lessor nor the Lessee shall be liable to the other for damages arising out of the damage to or destruction of the other's contents, from causes covered by fire and extended coverage insurance, whether or not such damage or destruction be the result of their agents, servants or employees.

                   Lessee will maintain in full force and effect during the term of this lease and any extension hereof, a policy of public liability insurance, under which Lessor and Lessee are named as insureds, against claims for personal injury, death or property damages arising on or abut the Premises and arising out of ownership, maintenance, use of occupancy thereof; said insurance is to afford protection to the limit of not less than One Million Dollars ($1,000,000.00) for injury or death to any one person, Three Million Dollars ($3,000,000.00) for any one accident and One Million Dollars ($1,000,000.00) for property damage. All policies of insurance shall provide that the proceeds thereof be payable to Lessee and Lessor as their respective interests may appear. Lessee agrees to deliver to Lessor, prior to occupancy, a Certificate of Insurance, naming Lessor as additional insured; such policy shall require ten
(10) days' written notice to the Lessor before cancellation can be effected.

                   In the event Lessee's use of Premises or contents kept on the Premises or refusal to follow directions from the Fire Inspection Bureau, or general house keeping, cause the fire and extended coverage insurance premiums for the Building to increase, then Lessee agrees to pay such additional premium to the Lessor when same is due.

                   15. IMPAIRMENT OF USE. In the event the Premises shall be untenantable or unfit for occupancy in whole or in part by the total or partial destruction of the Building by fire or other casualty, and the Lessor shall fair or refuse within thirty (30) days thereafter to agree in writing to restore the same within ninety (90) days, this Lease may be terminated by either Lessor or Lessee by notice in writing; in the event this Lease shall be terminated by either party hereto for said reason, Lessee's obligation to pay rent shall be deemed to have ceased as of the date the Premises were rendered untenantable or unfit for occupancy; and in the event the

Lessor shall agree in writing to restore the Premises within said time, or Lessee continues to occupy the Premises in whole or in part, the rent to be paid hereunder shall be reduced pending such restoration, and shall be abated in an amount equal to the percentage of space loss suffered by Lessee by virtue of the impairment of said Premises. The extent of abatement of rent due or percentage thereof shall be determined by the actual space used, or local building occupancy officials.

                   16. ASSIGNMENT. The Lessee shall not assign this Lease, and will not sublet any part of said Premises without the consent in writing of the Lessor, which consent will not be unreasonably withheld, provided, however, that such consent to assignment by Lessor shall not operate to release the assigning party of any obligation or liability arising under thee terms of this Lease, unless Lessor shall specifically agree in writing that such proposed assignment shall so release the Lessee. This Lease and the deposits hereunder shall be assignable by Lessor, provided, however, that in such event the assignment shall be disclosed to Lessee and the assignee shall assume all of Lessor's obligations hereunder.

                   17. CLAIMS BY LESSEE. The Lessee shall make no claim against Lessor for any loss of or damage to Lessee's Premises caused by theft, burglary, water, gas or other mean.

                   18. FIXTURES AND EQUIPMENT. Whether owned by Lessor at the commencement of the term of this Lease subsequently purchased by Lessor, or purchased by Lessee, all fixtures and equipment considered necessary to the general operation and maintenance of the Property shall be the property of the Lessor, except that any leasehold improvements provided by Lessee at its own expense shall remain the property of the Lessee and be removed by the Lessee prior to the termination of this Lease.

                   19. DEFAULT AND REMEDIES. If at any time during the term of this Lease: (a) Lessee shall vacate said Premises or shall default in the payment of rent or in the observance or performance of any other covenants or provisions of this Lease, and such default continues for ten (10) days after notice of such default from Lessor (excepting, however, any such default which cannot be cured within said (10) days in which Lessee shall in good faith and with due diligence be proceeding to cure); or, (b) Lessee shall make an assignment for the benefit of creditors; or (c) a voluntary or involuntary petition is filed by or against Lessee for the purpose of adjudication of Lessee in bankruptcy or for the extension of time payment, composition, arrangement, adjustment, modification, settlement or satisfaction of the liabilities of Lessee, or for the reorganization of Lessee under the Bankruptcy Act or any future law having the same general purpose; or a receiver is appointed for Lessee, the occurrence of such events shall be a breach of this Lease.

                   Lessor, at its option, in addition to any of the other remedies available to it, is authorized to re-enter said Premises to eject the Lessee and to take full possession of said Premises, as it shall deem best in an effort to mitigate damages and costs to Lessor hereunder, to remove from said Premises all personal property of the Lessee, and to store the same to the account and at the expenses and risk of the Lessee, and to sell said property or any part thereof, and out of the proceeds, to pay all expenses of so removing, storing or selling the same, and all sums which shall then be in arrears or past due for rent; and that no such act or acts of the Lessor shall be construed as cancellation of this Lease or waiver of the right of the Lessor to collect rent hereunder (less any rental received from any other party) for the remainder of said term except said exercise of their option to terminate the same, and that in case the Lessor shall determine that any action or proceeding at law or otherwise is necessary to enforce the terms and conditions hereof, the Lessee agrees that a reasonable attorney's fee and the necessary costs and disbursements thereof may be allowed and taxed against it.

                   20. ALTERATIONS. The Lessee will not make any alterations to the leased Premises without the written consent of the Lessor, such consent not to be unreasonably withheld. If the Lessee shall desire to make any alterations, an accurate description shall first be submitted to and approved by Lessor, and shall be done by the Lessee, at its own expense. Lessee agrees that all such work shall be done in a good, workmanlike manner and in conformance with applicable building codes, that the structural integrity of the building shall not be impaired, and that no liens shall attach to the Premises by reason thereof. Unless the Lessor shall elect that all or any part of such alterations shall remain, the Premises shall be restored to its original condition by the Lessee before the expiration of the Lease at its own expense. Failure to remove fixtures and equipment owned by the Lessee upon expiration of this Lease and surrender of the Premises shall constitute abandonment to the Lessor who may remove said fixtures and equipment, and restore the Premises at Lessee's expense.

                   Any such alterations shall become the property of the Lessor as soon as they are affixed to the Premises and all right, title and interest therein of the Lessee shall immediately cease unless otherwise agreed in writing.

                   21. ATTACHMENTS. Lessee agrees that no spikes, hooks, nails, screws or tacks will be driven into the walls or woodwork of the leased Premises, and nothing will be attached to such walls or woodwork of the leased Premises except by consent of the Lessor, provided, however, that the Lessee may hang mirrors, pictures and decorations with discretion.

                   22. CONDEMNATION. In the event that the whole of the Premises shall be condemned or taken in any manner, this Lease shall cease and terminate as of the date of vesting of title. In the event that only a part of the Premises shall be so condemned or taken, then effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated to the extent the Premises are affected by said taking and this lease shall continue as to the part not taken. If substantial structural alteration or reconstruction of the Building, shall, in the opinion of the Lessor, be necessary as a result of such condemnation or taking (whether or not the Premises be affected), the Lessor may, at its option, terminate this Lease at the time of such vesting of title by notifying the Lessee in writing of such termination. If Lessor does not elect to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, as hereinbefore provided. Lessor may, at its expense, restore with reasonable diligence the remaining structural portions of the Premises as nearly as practicable to the same condition as they were prior to such condemnation or taking.

                   23. SIGNS. The Lessee shall have the right, at its own risk and expense, to place identifying signs on the exterior walls of the Building next to any doors leading directly into the Premises, in a manner to conform with the Lessor's building standards and all applicable zoning laws. Lessee agrees to maintain its signs in good repair, to remove it at the end of the term or any extended term, repairing any damages caused by such removal, and to hold Lessor harmless from any loss, cost or damages resulting from the erection, existence, maintenance or removal of Lessee's signs. The Lessor reserves the right to approve all signs and to remove all unapproved signs at the expense of the Lessee.

                   24. ACCESS. No additional locks will be placed on any of the doors in said Building unless Lessor receives an access key to such locks, and that Lessor shall have the right to enter the Premises for purposes of repair or emergency inspection.

                   25. DISPLAY. Lessor shall have the right to enter the Premises during the six (6) months prior to termination of this Lease to display the space to prospective tenants, and to place on doors and windows appropriate notice that the Premises are for rent.

                   26. MORTGAGES. It is mutually agreed that this Lease shall be subordinate to any and all mortgages now and hereinafter placed on the Property by the Lessor and Lessee hereby agrees to comply with all terms and conditions of said Mortgage with respect to the use and occupancy of the Premises.

                   27. NOTICES. All notices, consents, demands and requests which may be or are required to be given by either party to the other shall be in writing, and shall be sent by Registered or Certified Mail with return receipt requested, addressed as follows:

          If to Lessor:
                              Charles J. Van Heel
                              22101 Industrial Blvd.
                              Rogers, MN 55374

          If to Lessee:
                              Ultra Pac, Inc.
                              21925 Industrial Blvd.
                              Rogers, MN 55374

                   The date shown on the return receipt as the date of which said Registered or Certified Mail is received by the addressee shall be conclusively deemed to be the date on which a notice, consent, demand or other request is given or made. The above address of a party may be changed from time to time by notice given by said party to the other party in the manner provided.

                   28. SEVERABILITY CLAUSE. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                   29. LATE PAYMENT. In the event of late payment of any rental installment, the Lessee shall pay a late charge in an amount equal to four percent (4%) of any installment received more than five (5) days after its due date.

                   30. ACKNOWLEDGMENT OF NOTICE. Lessee has been notified and hereby acknowledges receipt of one (1) copy of this Lease and has been given proper notice as to the name and address of the owner and/or agent empowered "to accept service of process and receive and give receipt for notices and demands".

                   31. ENTIRE AGREEMENT. This Agreement, together with the exhibits attached hereto, constitute the entire agreement between Lessor and Lessee with respect to the subject matter hereof and there are no collateral agreements, either oral or written. It is further agreed that no change or modification of the terms of this Agreement shall be binding upon either party hereto unless such change or modification be in writing and signed by the party to be charged.

                   32.      MISCELLANEOUS.

                   32.1 See Exhibit "A" attached - Soon to be identified as Rogers Plastic Center, Lot 4
                   32.2     See Exhibit "A-1" - Property Layout
                   32.3     See Exhibit "A-2" - Easements - Ingress and Egress
                   32.4     See Exhibit "A" - Specifications and Allowances
                   32.5 See Addendum to Lease dated July 1, 1991 Item 32 - Rent review
                            See Addendum to Lease dated July 1, 1991 Item 33 - Completion of Premises See Addendum to Lease dated July 1, 1991 Item 34 - Right of First Refusal
                   32.6     See Amendment to Lease dated July 23, 1991
                   32.6.1 See Amendment to Lease dated July 23, 1991 Revised Purchased Option Price
                            $One Million Two Hundred Thirty Nine Thousand Five Hundred Twenty Four no/100 Dollars ($1,239,524.00).

Option Price Acceptance:
                             Date                           Date
                             Cal Krupa                      Charles I. Van Heel
                             Ultra Pac, Inc.                Van Heel Rentals

                   IN WITNESS WHEREOF, the parties have caused these presents to be signed by their proper owner/officers and warrant they have the authority to bind same and caused their property corporate seal to be hereunto affixed this 28th day of May, 1993.


WITNESS:                                      LESSOR:
                                              Charles J. Van Heel
                                              By  /s/ Charles J. Van Heel
-------------------------------                 --------------------------------
                                                      Charles J. Van Heel

                                              Its Owner
-------------------------------


                                              LESSEE:
                                              Ultra Pac, Inc.


                                              By  /s/ Bradley Yopp
                                                --------------------------------
                                                      Bradley Yopp
                                              Its Chief Financial Officer

                                ADDENDUM TO LEASE
                               DATED JULY 1, 1991
                           21925 INDUSTRIAL BOULEVARD
                                ROGERS, MN 55374


                   32. RENT REVIEW. For the rental year commencing January 1, 1997, the rent shall be the lesser of: (i) the rent as calculated with appropriate CPI increases as set forth in Section 5 of the Lease; or (ii) the Fair Market Rental for the Premises as herein defined; provided, however, that such rent shall in no case be less than Two Hundred Fifty-Six Thousand One Hundred Thirty-Eight Dollars ($256,138.00) per year (including $.75 per square foot for taxes and $.09 per year per square foot for insurance).

                   Fair Market Rental for the Premises means the actual rent paid in the marketplace for similar property for a five-year lease term in the Rogers, Minnesota vicinity as determined by experts in the real estate industry. The Fair Market Rental shall be determined by an expert appointed by, and at the expense of, the Lessor and given to the Lessee on or before November 1, 1996. If Lessee does not accept the Landlord's expert's estimation of the Fair Market Rental, it shall, within thirty (30) days of receiving the figure from Lessor, appoint, at its expense, an expert to determine Fair Market Rental. If the Fair Market Rental as determined by Lessee's expert is equal or greater than the Fair Market Rental determined by the Lessor's expert, the Fair Market Rental shall be the value as determined by the Lessor's expert. If Lessee's expert determines the Fair Market Rental to be less than the Lessor's expert, the Lessor and Lessee shall negotiate the Fair Market Rental. If they are unable to agree by January 1, 1997, the Lessor's expert and the Lessee's expert shall appoint a third expert and the matter will be settled by arbitration in Minneapolis, Minnesota. The costs of arbitration (other than the cost of each of their respective experts, for which they shall be solely responsible) will be split equally by the Lessor and Lessee unless the arbitrators determine that one of the parties acted unreasonably or should otherwise pay more than one-half the cost of arbitration.

                   The rental for the seventh through tenth years of the Lease term shall be adjusted by a CPI change pursuant to Section 5 of the Lease from the rent established for the sixth year as determined above.

                   33. Completion of Premises. The construction of the Premises will be substantially completed and available for Lessee's occupancy on or before January 1, 1992. The Premises will be constructed in accordance with the specifications set forth in Exhibit A attached hereto. The existing building included in the Premises shall be watertight and fully remodeled in accordance with Tenant's specifications.

                   34. Right of First Refusal. If, at any time during the term of the Lease, Lessor desires to sell or otherwise convey all or any part of the Premises and receives a bona fide offer (the "Offer") which Lessor is willing to accept from a person or entity ready, willing and able to purchase all or any part of the Property, Lessor shall immediately give notice of the Offer to Lessee (the "Notification"), including the name and address of the offeror and a copy of the agreement evidencing the Offer. Lessee shall have twenty (20) days after receipt of the Notification in which to exercise its right of first refusal to purchase the portion of the Property stated in the Offer on the terms specified in the Offer (the "Exercise Period"). Lessor may transfer the Property to entities controlled and majority owned by him free of this first refusal right; provided, however, that this right will survive any such transfer.

                   If Lessee does not exercise this right to purchase by giving Lessor written notice thereof within the Exercise Period, Lessor may thereafter accept the Offer and complete the sale to the offeror in accordance with the Offer. If the terms of the Offer are thereafter materially changed or if the sale to the offeror is not completed as specified in the Offer, then the right of first refusal given hereby to Lessee shall be revived, the revised Offer shall be again submitted to Lessee for the Exercise Period, and Lessee shall again have the right to purchase such portion of the Premises on the terms of the revised Offer.

                               AMENDMENT TO LEASE

                   THIS AMENDMENT is made and entered into as of July 23, 1991, by and between CHARLES J. VAN HEEL ("Lessor") and ULTRA PAC, INC. ("Lessee").

                                    RECITALS

                   On July 1, 1991, Lessor and Lessee entered into a certain Lease (the "Lease") for 62,000 square feet of space in certain premises commonly known as 21925 Industrial Boulevard, Rogers, Minnesota (the "Premises"). The parties hereby desire to amend the terms of the Lease.

                   NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, Lessor and Lessee agree as follows:

                   1. Purchase Option - Lessee shall have the option to purchase the Premises during years two through nine of the lease term (the "Purchase Option"). The Purchase Option shall be effective only if Lessee has, no less than three years prior to the exercise of the Purchase Option, exercised and closed a similar purchase option between the parties hereto for property located at 22051 Industrial Boulevard, Rogers, Minnesota. The parties hereby agree that if Lessee exercises the Purchase Option, the purchase price for the Premises shall be One Million Two Hundred Thirty Nine Thousand Five Hundred Twenty Four and No/100 ($1,239,524.00) cash.

                   2. Ratification - Except as specifically amended hereby, the Lease is fully ratified and affirmed by Lessor and Lessee.

                   IN WITNESS WHEREOF, the parties have executed this Amendment as of the above date.

                                             LESSOR:

                                             /s/ Charles J. Van Heel
                                             -----------------------------------
                                             Charles J. Van Heel


                                             LESSEE:


                                             ULTRA PAC, INC.


                                             By /s/ C. Krupa
                                                --------------------------------
                                                Cal Krupa
                                                Its Chief Executive Officer

                            SECOND AMENDMENT TO LEASE

                   This Second Amendment is made and entered into as of November 2, 1994, by and between Charles J. Van Heel ("Lessor") and Ultra Pac, Inc. ("Lessee").

                                R E C I T A L S :

                   (R1) On July 1, 1991, Lessor and Lessee entered into a certain Lease (the "Lease") for 56,200 square feet of space in certain premises commonly known as 21925 Industrial Boulevard, Rogers, Minnesota (the "Premises"). The parties also executed an Amendment to Lease dated July 23, 1991, which Amendment contained a purchase option. The parties hereby desire to amend the terms of the Lease and the Amendment to Lease.

                   NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Lessor and Lessee agree as follows:

                   1. PURCHASE OPTION. Providing Lessee is not in default and providing that the Lease of the Premises has not terminated, Lessee shall have the option to purchase the Premises during years three (3) through fifteen (15) of the lease term or any extension of the lease term (the "Purchase Option"). The exercise of this Purchase Option shall be effective only if Lessee has not, less than three (3) years prior to the exercise of this Purchase Option, exercised and closed a similar Purchase Option between the parties hereto for properties located at 22101 Industrial Boulevard, Rogers, Minnesota. The parties hereby agree that if Lessee exercises the Purchase Option, the purchase price for the Premises shall be One Million Two Hundred Thirty Nine Thousand Five Hundred Twenty Four and no/100 ($1,239,524.00) Dollars by cash or certified funds. To exercise the option, Lessee shall notify Lessor in writing of its intent to exercise the option to purchase. The closing date must occur prior to the end of the fifteenth (15th) year of the lease term. Lessor shall convey the premises at closing to Lessee free and clear of all encumbrances except those caused by Lessee and except any unpaid special assessments for improvements after the date of this Amendment. Subject to Section 34 of the Lease, this option does not prevent Lessor from selling or exchanging the Premises with a third party provided, that Lessor's successors shall be bound by the terms of this Purchase Option.

                   2. RATIFICATION. Except as specifically amended hereby, the Lease is fully ratified and affirmed by Lessor and Lessee.

                   IN WITNESS WHEREOF, the parties have executed this Amendment as of the above date.

LESSOR:                                       LESSEE:

                                              Ultra Pac, Inc.
/s/ Charles J. Van Heel                       By:  /s/ Brad Yopp
-----------------------------------              -------------------------------
Charles J. Van Heel                           Its:  Chief Financial Officer
                                                 -------------------------------

                                 LEASE AGREEMENT

                  THIS LEASE AGREEMENT, made this 20th day of November 1994, by and between Charles J. Van Heel (hereinafter referred to as "Lessor") and Ultra Pac, Inc (hereinafter referred to as the "Lessee"). In consideration of the rents and covenants herein contained, Lessor hereby leases and lets to Lessee, and Lessee hereby rents and takes from Lessor, the following premises hereinafter described, upon the terms and conditions hereinafter set forth.

         1. THE LEASE PROPERTY Lessor hereby leases to Lessee for the term hereinafter specified 55,600 square feet of space (hereinafter referred to as the "Premises"), in an office and warehouse building located at 22201 Industrial Blvd, Rogers, Minnesota (hereinafter referred to as the "Property"), more particularly described as follows:

             (1) 1,350 square feet of office area

             (2) 54,250 square feet of warehouse space, said space being measured from outside of the outside walls, to the center of the partition walls, and governed by the floor plan and allowances attached hereto as Exhibit A and made a part hereof.

         2. TERM OF THE LEASE The term of this Lease shall be for 15 years commencing on the 1st day of February, 1995.

         3. RENT Lessee shall pay to the Lessor as rent for the Premises during the first (1) year of the term of this Lease the sum of Two Hundred Forty Six Thousand Eight Hundred Sixty Four and No/100?Dollars ($246,864.00) per (hereinafter referred to as the "Initial Annual Rent"), payable in twelve (12) monthly installments of Twenty Thousand Five Hundred Seventy Two and No/100?Dollars ($20,572.00) on the first day of each and every month, in advance, with proration of the first and last month's rent in the event of commencement other than the first day of the month. There shall be paid by the Lessee to the Lessor upon signing of this Lease two (2) months rent, which sum shall represent the first month's rent and a security deposit equal to one month's rent.

*Included in rental amount is $3.39 base rent, $.99 tax allowance, and $.06 insurance allowance.

         4. OPINION TO RENEW Lessee shall have the option to renew this Lease for an additional Three (3) years by giving Lessor at least ninety (90) days written notice prior to the expiration of the original term of this lease, Lessee shall notify Lessor of Lessee intention not to renew this lease, provided, however, that if at the date of expiration of the original term of this lease, Lessee is in default in the performance of any of the terms and covenants of this lease, the Lessor may, at its option, terminate this lease.

         5. COST OF LIVING INCREASE Subject to Section 32 hereof, beginning on February 1, 1996, the rent (not including the portion attributable to taxes and insurance) shall be adjusted annually on February 1st of each year in proportion to the changes in the Consumer Price Index (CPI) published by the Bureau of Labor Statistics, based upon changes in the CPI for over the past calendar year (twelve months) between the date of initial occupancy (2-1-95) and the years of the Lease as set forth above. At the end of the 1995 year of occupancy thereafter, based upon the renewal options, if any contained herein, a similar adjustment in the then current rent shall be made by comparing the CP1 at the beginning of each renewal year with the CPI at the beginning of the first year of occupancy. Such adjusted rentals shall be payable in twelve (12) equal monthly installments during the year hereof, and each renewal year thereafter. The adjustment, if any, shall be calculated upon the basis of the U.S. Consumer Price Index for urban consumers, St. Paul - Minneapolis area, ("Index") issued by the Bureau of Labor Statistics of the U.S. Department of Labor ("Bureau"), (1967 = 100). The Index for said subgroup published as of the month prior to the commencement date shall be considered the "Base". The monthly Base Rental for each year shall be adjusted by the percentage increase, if any, in the index, as of the month prior to the month of commencement over the Base; provided, however, that in no event shall the monthly Base Rental be less than the amount specified in this Lease not withstanding the fact that the Index may, as of some adjustment date, be less than the Base. When the monthly Base Rental for the year is determined, Lessor shall give Lessee written notice to the effect indicating how the new monthly Base Rental figure was computed. If at any rental adjustment date, there shall not exist the Index in the same format as recited in this Section, the parties shall substitute any official index published by the Bureau of Labor Statistics, or successor or similar governmental agency, as may then be in existence and shall be most nearly equivalent thereto. If the parties shall be unable to agree upon a successor index, the parties shall refer the choice of a successor index to arbitration in accordance with the rules of the American Arbitration Association. The CPI increase shall commence on February 1, 1996, and shall not exceed six (6) percent in any one year.

         6. USE It is agreed that Lessee shall have the right to occupy and use the Premises for plastic product manufacturing and warehousing and related operations and other lawful purposes, subject to all Federal, State or local regulations governing the use of said Premises. Any change or alteration of the Premises caused by the Lessee's desired use (code compliance, etc.) shall be made by Lessor at Lessee's expense.

         7. REAL ESTATE TAXES AND INSURANCE PREMIUMS As a part of the Rent due under this Lease, Lessee shall pay, in addition to the base rental due under Paragraph 3, its proportionate share of any increase in the real estate taxes and insurance premiums (in excess of $.99 per foot for taxes and $.06 per foot for insurance) on the property on the first day of each month. For the purpose of this Paragraph, Lessee shall be deemed to occupy 100% of the property. Lessee shall pay in monthly installments that 100% of the real estate taxes and insurance premiums on the property. Lessor shall notify Lessee of the amounts of said monthly real estate tax and insurance payments and shall make any necessary adjustments to reflect the increase or decrease in the amount of said real estate taxes or insurance premiums or any estimates thereof.

         8. SECURITY DEPOSIT On October 1, 1994, Lessee shall pay to Lessor, the sum equivalent to one (1) monthly installment of the Initial Annual Rent, as a security deposit. Upon the occurrence of any default by Lessee, Lessor may, from time to time, without notice or prejudice to any other remedy, use the said security deposit to the extent necessary to make good any arrears of rent or any other damage, injury, expense or liability caused to Lessor by such default or misuse, any remaining balance of such security deposit shall be returned to Lessee upon satisfactory compliance with the terms herein, inspection and acceptance by Lessor of the vacated premises.

         9. STRUCTURAL MAINTENANCE The Lessor shall, at its own expense, keep in good order, safe condition and repair, the structural parts of the building in which the Premises are located, including the outer walls, roof, floor, foundation, and interior support columns except that the Lessor shall not be responsible for repairs that are caused by the fault or negligence of the Lessee, its employees or invitees.

         10. INTERIOR MAINTENANCE Lessee shall be wholly responsible for the interior maintenance and repair of the Premises, including entrance doors, overhead garage doors, heating, plumbing, electrical and mechanical fixtures and equipment (except as such items may be covered by manufacturer warranties), and to keep the Premises in as good of a condition as when turned over to it, reasonable wear and tear and damage by fire and the elements excepted; and will keep the premises in an orderly, clean and sanitary condition; will neither do nor permit to be done therein anything which is in violation of the terms of insurance policies on the Building or in violation of the laws or ordinances applicable thereto; will neither commit nor suffer waste on said Premises; and will pay for the replacement of all glass broken and expendables; and is responsible for snow removal from sidewalks and stairways directly adjoining the leased Premises

         11. EXTERIOR MAINTENANCE AND SERVICES The Lessor shall contract for, and Lessee shall pay his prorata share of all electricity (security lighting), city water, sewer, landscape care, snow removal, window washing, parking lot maintenance, and all other exterior maintenance required during the term of this lease or any extension thereof. Said amounts shall be calculated as set forth in Paragraph 7 hereof and shall be considered additional rent due hereunder payable on the first day of each month.

         All services WHICH are the responsibility of the Lessor shall be provided as shall be reasonably necessary to the comfortable use and occupancy of the Premises during business hours except Sundays and holidays, upon the condition that Lessor shall not be liable for damages for failure to provide services due to causes reasonably beyond its control.

         12. UTILITIES The Lessee shall pay for all utilities, including gas, electricity, city water, telephone and any other utility service used therein during the term of this lease.

         13. PARKING Parking areas shall be available to Lessee, its employees and business invitees, as well as to other tenants and customers of the Buildings. The use of such facilities shall be subject to the reasonable rules and regulations as the Lessor may promulgate uniformly for all Lessor's tenants in the Buildings. Lessee agrees that it will not cause more than thirty three
(33) parking spaces to be occupied at any one time, and will not use or permit the use by its employees of the parking areas for the overnight storage of automobiles or other vehicles.

         The Lessee agrees not to leave or store any materials or trash on the grounds or parking areas, and not to liner the grounds and parking areas.

         14. INSURANCE Lessor shall maintain fire, windstorm and extended coverage insurance on the Buildings (Lessees obligations to pay Lessor for said insurance costs are contained in paragraph 7 above). Lessee, its agents or employees shall not be liable to Lessor or any other person by right of subrogation or otherwise for any damage to all or any part of the demised Premises or all or any part of the Buildings of which the demised Premises are a part, or any property therein, arising out of fire, windstorm or extended coverage perils, unless such damage is due to the act of neglect of Lessee, its agents or employees.

         Lessor will require each of its other tenants in the Buildings to carry adequate public liability insurance and insurance against casualty loss to its own contents and property. Neither the Lessor nor the Lessee shall be liable to the other for damages arising out of the damage to or destruction of the other's contents, from causes covered by fire and extended coverage insurance, whether or not such damage or destruction be the result of their agents, servants or employees.

         Lessee will maintain in full force and effect during the term of this lease and any extension hereof, a policy of public liability insurance, under which Lessor and Lessee are named as insureds, against claims for personal injury, death or property damages arising on or about the Premises and arising out of ownership, maintenance, use of occupancy thereof; said insurance is to afford protection to the limit of not less than One Million Dollars ($1,000,000.00) for injury or death to any one person, Three Million Dollars ($3,000,000.00) for any one accident and One Million Dollars ($1,000,000.00) for property damage. All policies of insurance shall provide that the proceeds thereof be payable to Lessee and Lessor as their respective interests may appear. Lessee agrees to deliver to Lessor, prior to occupancy, a Certificate of Insurance, naming Lessor as additional insured; such policy shall require ten
(10) day's written notice to the Lessor before cancellation can be effected.

         In the event Lessee's use of Premises or contents kept on the Premises or refusal to follow directions from the Fire Inspection Bureau, or general housekeeping, cause the fire and extended coverage insurance premiums for the Building to increase, then Lessee agrees to pay such additional premium to the Lessor when same is due.

         15. IMPAIRMENT OF USE In the event the Premises shall be untenantable or unfit for occupancy in whole or in part by the total or partial destruction of the Building by fire or other casualty, and the Lessor shall fail or refuse within thirty (30) days thereafter to agree in writing to restore the same within ninety (90) days, this Lease may be terminated by either Lessor or Lessee by notice in writing; in the event this Lease shall be terminated by either party hereto for said reason, Lessee's obligation to pay rent shall be deemed to have ceased as of the date the Premises were tendered untenantable or unfit for occupancy; and in the event the Lessor shall agree in writing to restore the Premises within said time, or Lessee continues to occupy the Premises in whole or in part, the rent to be paid hereunder shall be reduced pending such restoration, and shall be abated in an amount equal to the percentage of space loss suffered by Lessee by virtue of the impairment of said Premises. The extent of abatement of rent due or percentage thereof shall be determined by the actual space used, or local building occupancy officials.

         16. ASSIGNMENT Lessee shall not assign this Lease, and will not sublet any part of said Premises without the consent in writing of the Lessor, which consent will not be unreasonably withheld, provided, however, that such consent to assignment by Lessor shall not operate to release the assigning party of any obligation or liability arising under the terms of this Lease, unless Lessor shall specifically agree in writing that such proposed assignment shall so release the Lessee. This Lease and the deposits hereunder shall be assignable by Lessor, provided, however, that in such event the assignment shall be disclosed to Lessee and the assignee shall assume all of Lessor's obligations hereunder.

         17. CLAIMS BY LESSEE The Lessee shall make no claim against Lessor for any loss of or damage to Lessee's Premises caused by theft, burglary, water, gas or other means, provided that the Lessor has taken reasonable precautions against such loss or damage.

         18. FIXTURES AND EQUIPMENT Whether owned by Lessor at the commencement of the term of this Lease subsequently purchased by Lessor, or purchased by Lessee, all fixtures and equipment considered necessary to the general operation and maintenance of the Property shall be the property of the Lessor, except that any leasehold improvements provided by Lessee at its own expense shall remain the property of the Lessee and be removed by the Lessee prior to the termination of this Lease. The Lessee does agree that no such property shall be removed from said Premises without the consent in writing of the Lessor while any installments of rent are past due, and during any other default in the conditions hereof.

         19. DEFAULT AND REMEDIES If at any time during the term of this Lease:
(a) Lessee shall vacate said Premises or shall default in the payment of rent or in the observance or performance of any other covenants or provisions of this Lease, and such default continues for ten (10) days after notice of such default from Lessor (excepting, however, any such default which cannot be cured within said (10) days in which Lessee shall in good faith and with due diligence be proceeding to cure); or, (b) Lessee shall make an assignment for the benefit of creditors; or (c) a voluntary or involuntary petition is filed by or against Lessee for the purpose of adjudication of Lessee in bankruptcy or for the extension of time payment, composition, arrangement, adjustment, modification, settlement or satisfaction of the liabilities of Lessee, or for the reorganization of Lessee under the bankruptcy Act or any future law having the same general purpose; or a receiver is appointed for Lessee, the occurrence of such events shall be a breach of this Lease.

         Lessor, at its option, in addition to any of the other remedies available to it, is authorized to re-enter said Premises to eject the Lessee and to take full possession of said Premises, to terminate this Lease at its option, and to lease said Premises as it shall deem best in an effort to mitigate damages and costs to Lessor hereunder, to remove from said Premises all personal property of the Lessee, and to store the same to the account and at the expense and risk of the Lessee, and to sell said property or any part thereof, and out of the proceeds, to pay all expenses of so removing, storing and selling the same, and all sums which shall then be in arrears or past due for rent; and that no such act or acts of the Lessor shall be construed as cancellation of this Lease or waiver of the right of the Lessor to collect rent hereunder (less any rental received from any other party) for the remainder of said term except said exercise of their option to terminate the same, and that in case the Lessor shall determine that any action or proceeding at law or otherwise is necessary to enforce the terms and conditions hereof, the Lessee agrees that a reasonable attorney's fee and the necessary costs and disbursements thereof may be allowed and taxed against it.

         20. ALTERATIONS The Lessee will not make any alterations to the leased Premises without the written consent of the Lessor, such consent not to be unreasonably withheld. If the Lessee shall desire to make any alterations, an accurate description shall first be submitted to and approved by Lessor, and shall be done by the Lessee, at its own expense. Lessee agrees that all such work shall be done in a good, workmanlike manner and in conformance with applicable building codes, that the structural integrity of the Building shall not be impaired, and that no liens shall attach to the Premises by reason thereof. Unless the Lessor shall elect that all or any part of such alterations shall remain, the Premises shall be restored to its original condition by the Lessee before the expiration of the Lease at its own expense. Failure to remove fixtures and equipment owned by the Lessee upon expiration of this Lease and surrender of the Premises shall constitute abandonment to the Lessor who may remove said fixtures and equipment, and restore the Premises at Lessee's expense.

         Any such alterations shall become the property of the Lessor as soon as they are affixed to the Premises and all right, title and interest therein of the Lessee shall immediately cease unless otherwise agreed in writing.

         21. ATTACHMENTS Lessee agrees that no spikes, hooks, nails, screws or tacks will be driven into the walls or woodwork of the leased Premises, and nothing will be attached to such walls or woodwork of the leased Premises except by consent of the Lessor, provided, however, that the Lessee may hang mirrors, pictures and decorations with discretion.

         22. CONDEMNATION In the event that the whole of the Premises shall be condemned or taken in any manner, this Lease shall cease and terminate as of the date of vesting of title. In the event that only a part of the Premises shall be so condemned or taken, then effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated to the extent the Premises are affected by said taking and this Lease shall continue as to the part not taken. If substantial structural alteration or reconstruction of the Building, shall, in the opinion of the Lessor, be necessary as a result of such condemnation or taking (whether or not the Premises be affected), the Lessor may, at its option, terminate this Lease at the time of such vesting of title by notifying the Lessee in writing of such termination. If Lessor does not elect to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, as hereinbefore provided. Lessor may, at its expense, restore with reasonable diligence the remaining structural portions of the Premises as nearly as practicable to the same condition as they were prior to such condemnation or taking.

         23. SIGNS The Lessee shall have the right, at its own risk and expense, to place identifying signs on the exterior walls of the Building next to any doors leading directly into the Premises, in a manner to conform with the Lessor's building standards and all applicable zoning laws. Lessee agrees to maintain its signs in good repair, to remove it at the end of the term or any extended term, repairing any damages caused by such removal, and to hold Lessor harmless from any loss, cost or damages resulting from the erection, existence, maintenance or removal of Lessee's signs. The Lessor reserves the right to approve all signs and to remove all unapproved signs at the expense of the Lessee.

         24. ACCESS No additional locks will be placed on any of the doors in said Building unless Lessor receives an access key to such locks, and that Lessor shall have the right to enter the Premises for purposes of repair or emergency inspection.

         25. DISPLAY Lessor shall have the right to enter the Premises during the three (3) months prior to termination of this Lease to display the space to prospective tenants, and to place on doors and windows appropriate notice that the Premises are for rent.

         26. MORTGAGES It is mutually agreed that this Lease shall be subordinate to any and all mortgages now and hereinafter placed on the Property by the Lessor and Lessee hereby agrees to comply with all terms and conditions of said Mortgage with respect to the use and occupancy of the Premises. Further, Lessee agrees to attorn to and recognize Lessor's mortgagee or any purchaser or transferee who acquires title to the property pursuant to foreclosure of a mortgage or any proceeding in lieu thereof and the successors, and assigns of such purchaser as its Lessor for the unexpired balance of (any extensions, if exercised) the term of the Lease upon the same term and conditions set forth in this Lease.

         27. NOTICES All notices, consents, demands and requests which may be or are required to be given by either party to the other shall be in writing, and shall be sent by Registered or Certified Mail with return receipt requested, addressed as follows:

         If to Lessor            Charles J. Van Heel
                                 20600 County Road 81
                                 Rogers MN 55374

         If to Lessee           Ultra Pic, Inc
                                21925 Industrial Blvd
                                Rogers MN 55374
                                Tel: 612/428-8340

         The date shown on the return receipt the date of which said Registered or Certified Mail is received by the addressee shall be conclusively deemed to be the date on which a notice, consent, demand or other request is given or made. The above address of a party may be changed from time to time by notice given by said party to the other party in the manner provided.

         28. SEVERABILITY CLAUSE Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         29. LATE PAYMENT In the event of late payment of any rental installment, the Lessee shall pay a late charge in an amount equal to four percent (4%) of any installment received more than five (5) days after its due date.

         30. ACKNOWLEDGMENT OF NOTICE Lessee has been notified and hereby acknowledges receipt of one (1) copy of this Lease and has been given proper notice as to the name and address of the owner and/or agent empowered "to accept service of process and receive and give receipt for notices and demands".

         31. ENTIRE AGREEMENT This Agreement, together with the exhibits attached hereto, constitute the entire Agreement between Lessor and Lessee with respect to the subject matter hereof and there are no collateral agreements, either oral or written. It is further agreed that no change or modification of the terms of this agreement shall be binding upon either party hereto unless such change or modification be in writing and signed by the party to be charged.

         32.      MISCELLANEOUS

         32.1     See EXHIBIT "A" - Building plan
         32.2 See EXHIBIT "A-1" attached - To be identified as Rogers Plastic Center, Lot 2

         32.3 See EXHIBIT "A-2" Easements - Ingress and Egress (Subj to change after construction)
         32.4 See Addendum to Lease Dated October 1, 1994, ITEM 32 - Rent review;
                  ITEM 33 - Completion of Premises; ITEM 34 - Right of First Refusal
         32.5     Purchase Option

WITNESS:
                                                 LESSOR:
                                                 Charles J. Van Heel
/s/ Buffie White                                 By   /s/ Charles J. Van Heel
---------------------------------                   ----------------------------
                                                    Charles J. Van Heel

                                                 LESSEE:
                                                 Ultra Pac, Inc.

                                                 BY    /s/ Bradd Yopp
                                                   -----------------------------
                                                           Brad Yopp
                                                 Its Chief Financial Officer

                                ADDENDUM TO LEASE
                              DATED OCTOBER 1, 1994
                           22201 INDUSTRIAL BOULEVARD
                                 ROGERS MN 55374

         33. RENT REVIEW For the rental year commencing February 1, 2002, the rent shall be the lesser of: (i) the rent as calculated with appropriate CPI increases as set forth in Section 5 of the Lease; or (ii) the Fair Market Rental for the Premises as herein defined; provided, however that such rent shall in no case be less than Two Hundred Sixteen Thousand Eight Hundred Forty and NO/100 Dollars ($216,840.00) per year plus $.99 per square foot for taxes and $.06 per square foot for insurance.

             Fair Market Rental for the Premises means the actual rent paid in the marketplace for similar property for a five-year lease term in the Rogers, Minnesota vicinity as determined by experts in the real estate industry. The Fair Market Rental shall be determined by an expert appointed by, and at the expense of, the Lessor and given to the Lessee on or before November 1, 2001. If Lessee does not accept the Landlord's expert's estimation of the Fair Market Rental, it shall, within thirty (30) days of receiving the figure from Lessor, appoint, at its expense, an expert to determine Fair Market Rental. If the Fair Market Rental as determined by Lessee's expert is equal or greater than the Fair Market Rental determined by the Lessor's expert, the Fair Market Rental shall be the value as determined by the Lessor's expert. If Lessee's expert determines the Fair Market Rental to be less than the Lessor's expert, the Lessor and Lessee shall negotiate the Fair Market Rental. If they are unable to agree by January 1, 2002, the Lessor's expert and the Lessee's expert shall appoint a third expert and the matter will be settled by arbitration in Minneapolis, Minnesota. The costs of arbitration (other than the cost of each of their respective experts, for which they shall be solely responsible) will be split equally by the Lessor and Lessee unless the arbitrators determine that one of the parties acted unreasonably or should otherwise pay more than one-half the cost of arbitration.

             The rental for the eighth through fifteenth years of the Lease term shall be adjusted by a CPI change pursuant to Section 5 of the Lease from the rent established for the eighth year as determined above.

         34. Completion of Premises. The construction of the Premises will be substantially completed and available for Lessee's partial occupancy on or before February 1, 1995. The Premises will be constructed in accordance with the specifications set forth in Exhibit A attached hereto. The existing building included in the Premises shall be watertight and fully remodeled in accordance with Tenants's specifications.

         35. Right of First Refusal. If, at any time during the term of the Lease, Lessor desires to sell or otherwise convey all or any part of the Premises and receives a bona fide offer (the "Offer") which Lessor is willing to accept from a person or entity ready, willing and able to purchase all or any part of the Property, Lessor shall immediately give notice of the Offer to Lessee (the "Notification"), including the name and address of the offeror and a copy of the agreement evidencing the Offer. Lessee shall have twenty (20) days after receipt of the Notification in which to exercise its right of first refusal to purchase the portion of the Property stated in the Offer on the terms specified in the Offer (the free of this first refusal right; provided, however, that this right will survive any such transfer.

         If Lessee does not exercise this right to purchase by giving Lessor written notice thereof within the Exercise Period, Lessor may thereafter accept the Offer and complete the sale to the offeror in accordance with the Offer. If the terms of the Offer are thereafter materially changed or if the sale to the offeror is not completed as specified in the Offer, then the right of first refusal given hereby to Lessee shall be revived, the revised Offer shall be again submitted to Lessee for the Exercise Period, and Lessee shall again have the right to purchase such portion of the Premises on the terms of the revised Offer.



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



                               AMENDMENT TO LEASE

         This Amendment is made and entered into as of November 2, 1994, by and between Charles J. Van Heel ("Lessor") and Ultra Pac, Inc., ("Lessee").

                                R E C I T A L S :

(R1) On the 20th day of November, 1994, Lessor and Lessee entered into a certain lease (the "Lease") for 55,600 square feet of space in certain premises commonly known as 22201 Industrial Boulevard, Rogers, Minnesota (the "Premises"). The parties hereby desire to amend the terms of the Lease.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Lessor and Lessee agree as follows:

         36. PURCHASE OPTION. Providing Lessee is not in default and providing that the Lease of the Premises has not terminated, Lessee shall have the option to purchase the Premises during years three (3) through fifteen (15) of the lease term or any extended lease term (the "Purchase Option"). The exercise of this Purchase Option shall be effective only if Lessee has no less than three
(3) years prior to the exercise of this Purchase Option, exercised and closed a similar Purchase Option between the parties hereto for property located at 22101 Industrial Boulevard, Rogers, Minnesota. The parties hereby agree that if Lessee exercises the Purchase Option, the purchase price for the Premises shall be One Million Four Hundred Ninety Five Thousand and no/100 ($1,495,000.00) Dollars by cash or certified funds. To exercise the option, Lessee shall notify Lessor in writing of its intent to exercise the option to purchase. The closing date must occur prior to the end of the fifteenth (15th) year of the lease term. Lessor shall convey the premises at closing to Lessee free and clear of all encumbrances except those caused by Lessee and except any unpaid special assessments for improvements after the date of this Amendment. Subject to
Section 34 of the Lease, this option does not prevent Lessor from selling or exchanging the Premises with a third party provided, that Lessor's successors shall be bound by the terms of this Purchase Option.




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



         37. RATIFICATION. Except as specifically amended hereby, the Lease is fully ratified and affirmed by Lessor and Lessee.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the above date.

LESSOR:                                     LESSEE:

                                            Ultra Pac, Inc.
/s/ Charles J. Van Heel                     By:   /s/ Brad Yopp
-----------------------------                 ----------------------------------
Charles J. Van Heel                         Its  Chief Financial Officer
                                               ---------------------------------

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